UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

RumbleOn, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-38248	46-3951329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 W. Walnut Hill Lane, Suite 110A Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 771-9952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

As previously disclosed, on August 8, 2023, RumbleOn, Inc. (the “Company”) entered into a Standby Purchase Agreement (the “Standby Purchase Agreement”) with Mark Tkach (“Tkach”), William Coulter (“Coulter”) and Stone House Capital Management, LLC, a Delaware limited liability company (“Stone House” and, collectively with Tkach and Coulter, the “Standby Purchasers”). The Standby Purchase Agreement provides a binding commitment from the Standby Purchasers to purchase up to $100.0 million of shares of Class B common stock of the Company, par value $0.001 per share (the “Class B common stock”), in the aggregate from the Company if the Rights Offering is not fully subscribed.

On November 20, 2023, the Company and the Standby Purchasers entered into Amendment No. 1 to the Standby Purchase Agreement (“Amendment No. 1”), pursuant to which the parties agreed to extend the outside date by which the Standby Purchasers may terminate the agreement if the Rights Offering has not been consummated, from December 1, 2023 to December 8, 2023.

The foregoing description of Amendment No. 1 is qualified in its entirety by reference to the full text of the document, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 8.01 Other Events.

On November 22, 2023, the Company extended the expiration date of the previously announced $100.0 million equity rights offering (the “Rights Offering”) to 5:00 p.m. Eastern Time on December 5, 2023. This extension will allow eligible stockholders who are entitled to participate in the Rights Offering (stockholders of record of the Company’s Class A common stock, par value $0.001 per share, and Class B common stock as of November 13, 2023) additional time to participate.

A copy of the press release announcing the extension of the Rights Offering is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The Rights Offering will be made only by means of a prospectus filed with the SEC as part of the Registration Statement on Form S-3, as amended (No. 333-274859) relating to the Rights Offering (the “Registration Statement”), which was declared effective by the SEC on November 13, 2023. This communication shall not constitute an offer to sell or solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to the Standby Purchase Agreement, dated as of November 20, 2023, by and among RumbleOn, Inc., Mark Tkach, William Coulter and Stone House Capital Management, LLC
99.1	Press Release dated November 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: November 22, 2023	By:	/s/ Mathew W. Grynwald
Mathew W. Grynwald
General Counsel and Secretary

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